J.P. MORGAN INCOME FUNDS

JPMorgan Core Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated November 21, 2016

to the Summary Prospectuses and Prospectuses dated July 1, 2016, as supplemented

Addition to Portfolio Management Team. Effective immediately, Peter Simons is added as a named portfolio manager for the JPMorgan Core Bond Fund (the “Fund”). The information in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Barbara Miller	2015	Managing Director
Richard Figuly	2015	Managing Director
Peter Simons	2016	Managing Director

In addition, the paragraph related to the JPMorgan Core Bond Fund in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

Core Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Fund.

Barbara Miller, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Fund. An employee of JPMIM or predecessor firms since 1994 and portfolio manager for the Fund since September 2015, Ms. Miller is currently the head of the U.S. Value Driven Platform within JPMIM’s Global Fixed Income, Currency & Commodities Group (GFICC). She also has served as the manager and a senior portfolio manager for the Fixed Income Mid Institutional Taxable Group since 2007 which provides individually managed fixed income investments for fully discretionary, institutional accounts and personal investment management accounts. Richard Figuly, Managing Director, became part of the team responsible for management of the Fund in September 2015. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the GFICC group and a portfolio manager for the U.S. Value Driven team and is responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Peter Simons, Managing Director and CFA charterholder, has been a portfolio manager of the Fund since November 2016. An employee of JPMIM or predecessor firms since 2001, Mr. Simons is a member of the GFICC group and a portfolio manager for the U.S. Value Driven team responsible for managing taxable bond portfolios for institutional clients.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CB-PM-1116